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                                                                    EXHIBIT 10.1


                      PRAECIS PHARMACEUTICALS INCORPORATED

              FORM OF SECOND AMENDED AND RESTATED 1995 STOCK PLAN


1. PURPOSE. This Second Amended and Restated 1995 Stock Plan (the "Plan") is intended to benefit and provide incentives:

         (a) to the employees of PRAECIS PHARMACEUTICALS INCORPORATED (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations"), by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" ("ISO" or "ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code");

         (b) to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and

         (c) to employees, directors and consultants of the Company and Related Corporations by providing them with awards, or opportunities to make direct purchases, of stock in the Company ("Awards").

                  Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options." Options and Awards are referred to hereinafter collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

2. ADMINISTRATION OF THE PLAN.

                  A. BOARD OR COMMITTEE ADMINISTRATION. The Plan shall be administered by a Committee of not less than two (2) persons, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within

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                           the meaning of Section 162(m) of the Code. The
                           members of the Committee shall be appointed by the Company's Board of Directors (the "Board") and shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be carried out by the Board, except that at any time after a registration of any of the Company's stock under the Exchange Act or the Company otherwise becomes subject to the reporting requirements of the Exchange Act, administration by a Committee is required. Subject to the terms of the Plan, the Committee shall have the authority to:

                           (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards) to whom Non-Qualified Options and Awards may be granted;

                           (ii) determine the time or times at which Options or Awards may be granted;

                           (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price (if any) of shares subject to each Award;

                           (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option;

                           (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

                           (vi) determine whether restrictions such as repurchase rights and other vesting restrictions are to be imposed on shares subject to Options and Awards and the nature of such restrictions, if any, and


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                                         other terms and conditions of Options
                                         and Awards not inconsistent with the
                                         Plan; and

                           (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

                           If the Committee determines to issue a Non-Qualified Option, it shall designate the Non-Qualified Option as such upon grant and in the agreement governing such Non-Qualified Option. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under the Plan.

                  B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and place as it may deter mine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed.

3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted to any employee (including an employee who serves as an officer or director) of the Company or any Related Corporation. Non-Qualified Options and Awards may be granted to any employee (including an employee who serves as an officer or director), director or consultant (including a consultant who also serves as a director) of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. No participant in the Plan shall be granted Stock Rights which in the aggregate exceed 50% of the total number of shares of common stock, par value $.01 per share (the "Common
         Stock"), of the Company authorized to be issued with respect to such Stock Rights pursuant to the Plan. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.


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4.       STOCK.  The stock subject to Options and Awards shall be
         authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 11,375,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued pursuant to ISOs, Non-Qualified Options or Awards, so long as the number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5. GRANTING OF STOCK RIGHTS. Stock Rights may be granted under the Plan at any time on or after January 5, 1995 and prior to the close of business on January 5, 2005. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

6.       MINIMUM OPTION PRICE; ISO LIMITATIONS.

                  A. EXERCISE PRICE FOR NON-QUALIFIED OPTIONS. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the par value per share of Common Stock as of the date of grant.

                  B. EXERCISE PRICE FOR ISOs. The exercise price per share of Common Stock specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant.
                           In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall


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                           not be less than one hundred ten percent (110%) of
                           the fair market value per share of Common Stock on the date of such grant.

                  C. $100,000 ANNUAL LIMITATION ON ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

                  D. DETERMINATION OF FAIR MARKET VALUE. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes referred to in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange;
                           or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then listed on the Nasdaq National Market. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.


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7.       OPTION DURATION. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of ISOs generally (to the extent such Option is intended to be an ISO), and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

8. EXERCISE OF OPTION. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

                  A. VESTING. The Option (or any portion thereof) shall be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

                  B. FULL VESTING OF INSTALLMENTS. Once an installment becomes exercisable, it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

                  C. PARTIAL EXERCISE. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

                  D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided, that the Committee shall not, without the consent of an optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).


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9.       TERMINATION OF EMPLOYMENT. If an ISO optionee ceases to be employed by the Company and all Related Corporations, except as provided in paragraph 10, no further installments of his ISOs shall become exercisable (unless other wise approved by the Committee), and his ISOs which are exercisable on the date of termination of his employment shall terminate after the passage of three months from the date of termination of his employment, but in no event later than on their specified expiration dates, except (i) in the case of termination for "Misconduct," as defined in the instrument granting such ISOs, in which case such ISOs shall terminate automatically on the date of such termination, and (ii) to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service); provided, that the period of such leave does not exceed three months or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided, that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.      DEATH; DISABILITY.

                  A. DEATH. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the optionee's


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                           death or such longer period not in excess of one
                           year as the Committee shall determine.

                  B. DISABILITY. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or 180 days from the date of the termination of the optionee's employment or such longer period not in excess of one year as the Committee shall determine. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

11. ASSIGNABILITY. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or, in the sole discretion of the Committee at the time of the proposed assignment or transfer, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act (or the rules thereunder), or as the Committee, in its sole discretion, shall otherwise permit. The Option shall be exercisable during the lifetime of the optionee only by such optionee or his guardian or legal representative, or by an assignee or transferee if the Option has been assigned or transferred in compliance with the immediately preceding sentence. Notwithstanding the foregoing, to the extent the instrument evidencing any Non-Qualified Option so provides, and subject to the conditions that the Committee may prescribe, an optionee may, upon providing written notice to the President of the Company, elect to transfer the Options granted to such optionee pursuant to such instrument, without consideration therefor. The terms of such Option shall be binding upon any recipient of such Option.

12. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable


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         upon exercise of Options (including, without limitation, rights of repurchase by the Company and, in the event of an underwritten public offering of the Company's securities, restrictions on any sale or distribution by the optionee of any of the Company's common equity for a period of time as the underwriters in such public offering shall determine). In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation and other provisions not inconsistent with the Plan as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as and to the extent hereinafter required, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

                  A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                  B. CONSOLIDATIONS OR MERGERS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substitution on an equitable basis for the shares then subject


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                           to such Options the consideration payable with
                           respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable
                           (or in the discretion of the Committee or the Successor Board, also provide that all unvested Options shall be, or become at the time which the Committee shall determine, immediately exercisable), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment or other consideration equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable, or in the discretion of the Committee or the Successor Board, whether or not then exercisable) over the exercise price thereof.

                  C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise, the securities he would have received if he had exercised his Option immediately prior to such recapitalization or reorganization.

                  D. MODIFICATION OF ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

                  E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Com-


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                           pany, each Option will terminate immediately prior to
                           the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

                  F. ISSUANCES OF SECURITIES. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                  G. FRACTIONAL SHARES. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

                  H. ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. If changes in the capitalization of the Company shall occur other than those referred to above in this Paragraph 13, the Committee shall make such adjustments, if any, in the number of shares covered by each Option and in the per share purchase price as the Committee in its discretion may consider appropriate. The Committee or, if applicable, the Successor Board, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

                  If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash


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were issued, unless otherwise determined by the Committee or the Successor
Board.

14. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office or to the transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor
         (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, by delivery of shares of Common Stock (the value of which for this purpose shall be determined by the Committee), (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in
         Section 1274(d) of the Code or (d) subject to clauses (b) and (c), by any combination of (a), (b) or (c) above. In connection with any payment pursuant to clause (c) above, the Committee may require the optionee to concurrently execute and deliver to the Company a pledge agreement in a form reasonably satisfactory to the Company, together with a stock certificate or certificates representing shares of the Company's Common Stock (having an aggregate fair market value, as determined by the Committee), equal as of the date of exercise to at least the value of the principal amount of the note), duly endorsed or accompanied by a stock power or powers duly endorsed, to secure the optionee's obligations under such personal recourse note. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15. TERM AND AMENDMENT OF PLAN. The Company's 1995 Stock Plan was originally adopted on January 5, 1995. The Plan as currently in effect was adopted by the Board on February 2, 2000, approved by the stockholders of the Company on February , 2000, and shall be effective automatically upon consummation of the Company's initial public offering. The Plan shall expire at the end of the day on January 5, 2005 (except as to Stock Rights outstanding on that date). The Board may terminate or amend the Plan in any respect at any time; provided, that no such amendment or termination shall adversely affect any Plan participant's rights under any Stock Right previously granted, without such participant's written consent. If the scope of any amendment is


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         such as to require stockholder approval in order to comply with Section
         162(m) of the Code or any other law, regulation or stock exchange requirement, then such amendment shall not be effective unless and until such stockholder approval is obtained.

16. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs. The Committee, at the written request of any optionee, may in its discretion, take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine; provided, that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

17. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

18. TAX WITHHOLDING. Upon the exercise of a Non-Qualified Option, the grant of an Award or the making of a purchase of Common Stock for less than its fair market value pursuant to an Award, the making of a Disqualifying Disposition (as defined in paragraph 19) or the vesting of Restricted Stock (as defined in paragraph 20), the Company, in accordance with Section 3402(a) of the Code, may require the optionee or Award recipient to pay withholding taxes in respect of the amount that is considered compensation required to be included in such person's gross income. The Committee, in its discretion, may condition
         (i) the exercise of an Option, (ii) the grant of an Award, (iii)


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

         the making of a purchase of Common Stock for less than its fair market value pursuant to an Award or (iv) the vesting of Restricted Stock on the grantee's payment of such withholding taxes. The Committee shall have the sole discretion to determine the form in which payment of such withholding taxes will be made (I.E., cash, securities or a combination thereof).

19. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

20.      PROVISIONS RELATED TO RESTRICTED STOCK AND OTHER AWARDS.

                  A. Awards of shares of Common Stock may be granted either alone, in addition to or in tandem with other awards granted under the Plan or cash awards made outside the Plan, and such shares may be subject to repurchase by the Company upon such terms and conditions as the Committee may determine (such shares subject to such repurchase being referred to as "Restricted Stock"). The Committee shall determine the eligible persons to whom, and the time or times at which, Awards will be made, the number of shares to be awarded, the price (if any) to be paid by the Award recipient, in the case of Restricted Stock, the time or times within which such shares of Restricted Stock may be subject to forfeiture and all other terms and conditions of any such Award. The Committee may condition an Award or the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion. The terms and conditions of Awards need not be the same for each recipient.

                  B. The prospective recipient of an Award shall not have any rights with respect to such Award,


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

                           unless and until such recipient has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award.

                           (i) The consideration for shares issued pursuant to an Award shall be equal to or greater than their par value.

                           (ii) Awards must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing an Award agreement and paying whatever price (if any) is required under the Award.

                           (iii) A stock certificate in respect of shares of Common Stock which are the subject of an Award shall be issued in the name of the participant receiving such Award, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award.

                           (iv) The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power, endorsed in blank, relating to the shares of
                                         Restricted Stock covered by such
                                         Award.

                  C. Awards of shares of Restricted Stock under the Plan shall be subject to the following restrictions and conditions (in addition to other restrictions and conditions set forth in the Award agreement with respect to such shares not inconsistent with this Plan which the Committee shall determine in its sole discretion):

                           (i) Subject to the provisions of the Plan and the Award agreement, during a period set by the Committee commencing with the date of such Award (the "Restricted

                                         Period"), the participant shall not be
                                         permitted to sell, transfer, pledge or
                                         assign shares of Restricted Stock
                                         issued pursuant to an Award. The
                                         Committee, in its sole discretion, may
                                         provide for the lapse of such
                                         restrictions in installments and may
                                         accelerate or waive such restrictions
                                         in whole or in part, based on service,
                                         performance or such other factors or
                                         criteria as the Committee may
                                         determine, in its sole discretion. The
                                         Award agreement may contain other
                                         restrictions and conditions not
                                         inconsistent with the Plan as the
                                         Committee shall deem appropriate,
                                         including without limitation, rights
                                         of repurchase by the Company and, in
                                         the event of an underwritten public
                                         offering of the Company's securities,
                                         restrictions on any sale or
                                         distribution by the Award recipient of
                                         any of the Company's common equity for
                                         a period of time as the underwriters
                                         in such public offering shall
                                         determine.

                           (ii)          Except as provided herein, the
                                         recipient shall have, with respect to
                                         shares of Restricted Stock issued
                                         pursuant to an Award, all of the rights
                                         of a stock holder of the Company,
                                         including the right to vote the shares,
                                         and the right to receive any cash
                                         dividends. The Committee may, in its
                                         sole discretion, at the time of the
                                         grant of an Award of Restricted Stock,
                                         permit or require the payment of cash
                                         dividends with respect to such
                                         Restricted Stock to be deferred and, if
                                         the Committee so determines,
                                         reinvested, in additional shares of
                                         Restricted Stock to the extent shares
                                         are available under the Plan, or other
                                         wise reinvested. Stock dividends issued
                                         with respect to Restricted Stock shall
                                         be treated as additional shares of
                                         Restricted Stock that are subject to
                                         the same restrictions and other terms
                                         and conditions that apply to the shares
                                         with respect to which such dividends
                                         are issued.

                           (iii) Subject to the applicable provisions of the Award agreement, if and when the Restricted Period expires without a prior forfeiture of the Restricted Stock subject to such Restricted Period, certificates for an appropriate number of unrestricted shares (without any legend referred to in subparagraph
                                         (iii) of subsection B of Section 20)
                                         shall be delivered to the participant
                                         promptly upon the surrender and
                                         cancellation of the previously issued
                                         certificate(s) representing such
                                         shares.

21. GOVERNING LAW; CONSTRUCTION. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the contest otherwise requires.


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